ASSIGNMENT OF CLAIM AGREEMENT

THIS ASSIGNMENT OF CLAIM AGREEMENT (the "**Agreement**") is made and entered into as of this 28th day of February, 2007 by and among Naomi Balcombe ("**Balcombe**"), The Ageless Foundation, Inc., a Florida corporation ("**Ageless**") (Balcombe and Ageless are collectively, referred to herein as the "**Ageless Parties**") and Redux Holdings, Inc., a Nevada corporation ("**Redux**") (Balcombe, Ageless and Redux may be referred to herein individually, as a "**Party**" and collectively, as "**Parties**")

RECITALS

WHEREAS, Balcombe and Ageless presently have a claim of $1,248,234 (the "**Claim**") filed in the Naturade, Inc. ("**Naturade**") Bankruptcy, Inc. case (Case No. SA-06-11493-JR) filed in the United States Bankruptcy Court for the Central District of California, Santa Ana Division ("**Bankruptcy Court**") on August 31, 2006 with Balcombe claiming $600,000 of the Claim and Ageless claiming $648,234 of the Claim;

WHEREAS, the total amount of the Claim is allocated with $600,000 claimed by Balcombe

WHEREAS, Parties voted in favor of the Naturade Fourth Amended Plan of Reorganization ("**Plan**") on February 6, 2007 (the "**Vote**"); and

WHEREAS, the Ageless Parties hereby agree to assign their rights in the Claim to Redux subject to the terms and conditions of this Agreement;

NOW THEREFORE, Parties hereby agree as follows:

1. ASSIGNMENT, ACCEPTANCE AND CONSIDERATION.

The recitals are hereby incorporated herein.

(a) Balcombe and Ageless hereby assign ("**Assignment**") to Redux all of their right, title and interest in, to and under the Claim upon fulfillment of the terms and conditions of this Agreement ("**Claim Rights**"). In accordance with the provisions of Rule 3001(e)(2) of the Federal Rules of Bankruptcy Procedure, the Bankruptcy Court will be noticed of the Assignment at least three Bankruptcy Court Days prior to the February 28, 2007 Plan confirmation hearing date (or the postponed hearing date). Notwithstanding anything to the contrary stated herein, (i) the Assignment shall not affect in any manner, the ongoing litigation in Florida between the Ageless Parties and Peter Pocklington and Quincy Investments Corp. in Case Number 06-20293 CIV Jordan filed in the District Court for the Southern District Court of Florida nor any matters alleged therein ("**Florida Litigation**") including, without limitation, any diminution of any rights or remedies of the Parties involved in the Florida Litigation, except for the mutual general release set forth below; and (ii) Redux shall acquire no rights in any claims in the Florida Litigation or the amount at issue therein.

(b) Redux shall pay to the Ageless Parties or their designees Two Hundred and Fifty Thousand Dollars ($250,000) as consideration for the Assignment (**"Amount"**). The Amount shall be paid to the Ageless Parties as follows: (i) One Hundred Thousand Dollars ($100,000) has been deposited (**"Deposit"**) by Redux on February 9, 2007, in the client trust account of the law firm of Ervin, Cohen & Jessup, which shall act as escrow agent (**"Deposit Escrow Agent"**) and said Deposit shall be held by the Deposit Escrow Agent in accordance with the terms and conditions of the Escrow Agreement, attached hereto and incorporated herein as Exhibit A. The Deposit shall be immediately released by the Deposit Escrow Agent to the Ageless Parties upon the entry of an order of the Bankruptcy Court, prior to June 1, 2007, confirming the Plan and such order being final and non-appealable (**"Order"**); and (ii) the remaining One Hundred and Fifty Thousand Dollars ($150,000) shall be payable pursuant to the terms and conditions of the Secured Promissory Note from Redux to the Ageless Parties, in the form attached hereto and incorporated herein as Exhibit B (**"Note"**).

If the Bankruptcy Court enters an order denying confirmation of the Plan, or as of June 1, 2007 there is no Order, then the Deposit shall be returned to Redux by the Deposit Escrow Agent, the Note and the Agreement will be null and void and the Claim shall be transferred back to Balcombe and Ageless and Redux shall forfeit any and all rights in the Claim and any other rights set forth therein. In the event of Default under the Note, the Ageless Parties (i) shall be entitled to retain any and all funds tendered to them to date including, without limitation, the Deposit; and (ii) Ageless Parties shall reserve any and all rights relating to this Agreement and the Note.

(c) Redux hereby accepts the foregoing Assignment subject to the terms outlined herein.

2. REPRESENTATIONS, WARRANTIES AND COVENANTS OF REDUX TO BALCOMBE AND AGELESS. Redux hereby represents and warrants to, and covenants with Balcombe and Ageless that:

(a) Corporate Existence and Qualification. Redux is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada; has the corporate power to own, manage, lease and hold its properties and to carry on its business as and where such properties are presently located and such business is presently conducted; and is duly qualified to do business and is in good standing as a foreign corporation in each of the jurisdictions where the character of its properties or the nature of its business requires it to be so qualified.

(b) Authority, Approval and Enforceability. This Agreement has been duly executed and delivered by Redux, and Redux has all requisite power and legal capacity to execute and deliver this Agreement and all ancillary agreements executed and delivered

or to be executed and delivered by or in connection with the transactions provided for hereby (the "**Ancillary Agreements**"), to consummate the transactions contemplated hereby and to perform its obligations hereunder. The execution and delivery of this Agreement and any Ancillary Agreements and the performance of the transactions contemplated hereby and thereby have been duly and validly authorized and approved by all corporate action necessary on behalf of Redux. This Agreement and each Ancillary Agreement to which Redux is a party constitutes, or upon execution and delivery will constitute, the legal, valid and binding obligation of Redux, enforceable in accordance with its terms, except as such enforcement may be limited by general equitable principles or by applicable bankruptcy, insolvency, moratorium, or similar laws and judicial decisions from time to time in effect which affect creditors' rights generally.

(c) No Proceedings. No suit, action or other proceeding is pending or, to Redux's knowledge, threatened before any Governmental Authority seeking to restrain Redux or prohibit its entry into this Agreement or prohibit the transactions contemplated hereby. Redux hereby warrants and represents that it has no rights or claims in the Florida Litigation in any manner whatsoever.

(d) Conflicts. The execution and delivery by Redux of this Agreement and each Ancillary Agreement to which it is a party and the performance by it of its obligations under this Agreement and each such Ancillary Agreement does not and to the best knowledge of Redux will not:

i. Violate any provision of the certificate of incorporation or bylaws of Redux;

ii. Violate any provision of any legal requirement relating to Redux, or require a registration, filing, application, notice, consent, approval, order, qualification, authorization, designation, declaration or waiver with, to or from any governmental authority (except such as may have been made or obtained); or

iii. Require a consent, approval or waiver from, or notice to, any person, or result in a breach of, constitute (with or without due notice or lapse of time or both) a default under, or create in any person the right to terminate, cancel or modify, any contract (except such as may have been made or obtained).

(e) Financing. Redux represents and warrants that it has sufficient financial resources to fulfill all of its obligations under this Agreement and the Ancillary Agreements including, without limitation, the Note.

(f) Compliance with Legal Requirements. Redux is and has been in compliance in all material respects with any and all legal requirements applicable to Redux.

(g) At the request of either of the Ageless Parties, Redux agrees to provide and to cause Naturade to provide to Balcombe and/or Ageless commercially reasonable

cooperation, so long as there is no material expense to Redux or Naturade, in the Florida Litigation and Redux acknowledges that neither Redux nor Naturade and their shareholders, directors, officers, subsidiaries, parent, agents or other affiliated parties have any rights in the Florida Litigation and will acquire no rights in the Florida Litigation. Notwithstanding anything to the contrary stated herein or in the Ancillary Documents, none of the claims or rights of the Ageless Parties under the Florida Litigation are being assigned to Redux or Naturade hereunder and Redux hereby releases and Redux, on behalf of Naturade, agrees to release any and all rights they may have or claim to have in the Florida Litigation.

(h) The payment of the consideration by Redux of the Amount will be paid jointly to the Ageless Parties. Such allocation between the Ageless Parties shall then be determined between the Ageless Parties as they deem appropriate in the exercise of their own discretion.

(i) Redux acknowledges and agrees that assignment of the Claim hereunder will not affect in any manner, nor be a satisfaction of any of, the claims of the Ageless Parties with respect to the claims set forth in the Florida Litigation and those claims and rights in the Florida Litigation shall remain the property of the Ageless Parties.

(j) Redux acknowledges and agrees that the Ageless Parties are not tendering any representations or warranties, except as set forth below, regarding whether the Vote will be counted or the Plan will be approved.

(k) Redux acknowledges and agrees that the Ageless Parties are not tendering any representations or warranties regarding the validity or amount of the Claim that shall be ultimately allowed by the Court and that this Assignment is "as is" and "where is".

3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF BALCOMBE AND AGELESS TO REDUX. Balcombe individually and as Trustee of Ageless hereby represent and warrant to, and covenant with Redux that:

(a) Authority, Approval and Enforceability. This Agreement has been duly executed and delivered by Balcombe in her individual capacity and as trustee of Ageless, a dissolved Florida corporation. In this capacity, Balcombe warrants that she has the power and legal capacity to execute and deliver this Agreement and the Ancillary Agreements, to consummate the transactions contemplated hereby and to perform their obligations hereunder. This Agreement and each Ancillary Agreement to which the Ageless Parties are a party constitutes, or upon execution and delivery will constitute, the legal, valid and binding obligation of each of them, enforceable in accordance with its terms, except as such enforcement may be limited by general equitable principles or by applicable bankruptcy, insolvency, moratorium, or similar laws and judicial decisions from time to time in effect which affect creditors' rights generally

(b) No Proceedings. No suit, action or other proceeding is pending or, to Balcombe or Ageless' knowledge, threatened before any Governmental Authority seeking to restrain Balcombe or Ageless or prohibit its entry into this Agreement or prohibit the transactions contemplated hereby.

(c) Conflicts. The execution and delivery by the Balcombe and Ageless of this Agreement and each Ancillary Agreement to which it is a party and the performance by it of its obligations under this Agreement and each such Ancillary Agreement does not and will not to the knowledge of Balcombe and Ageless:

i. Violate any provision of any legal requirement relating to Balcombe, (including but not limited to any trustee related rules or regulations) and Ageless, or require a registration, filing, application, notice, consent, approval, order, qualification, authorization, designation, declaration or waiver with, to or from any governmental authority (except such as may have been made or obtained); or

ii. Require a consent, approval or waiver from, or notice to, any person, or result in a breach of, constitute (with or without due notice or lapse of time or both) a default under, or create in any person the right to terminate, cancel or modify, any contract (except such as may have been made or obtained).

(d) The Ageless parties confirm their obligation to cooperate to carry out the transactions contemplated by the acquisition agreement assigned to Naturade by Quincy Investments Corp, pursuant to which Naturade acquired the assets of Ageless, and in particular with respect to the transfer to Naturade of the intellectual property of Ageless ("Ageless IP"), and in that regard the Ageless parties will sign any registration documents or other transfer documents (prepared by Natured for its signature) required by federal and state agencies in order to for Naturade to finalize the transfer to Naturade of the Ageless IP and the Ageless Parties will not protest any such transfers so long as such transfers or requests are consistent with the terms of the acquisition agreement.

(e) At the request of Redux and at Redux's sole expense, the Ageless Parties will provide to Redux their commercially reasonable cooperation with respect to any challenge that may be asserted regarding the validity of the transfer of the Claim, the validity of the vote cast on account of the Claim and with respect to any assertion that the vote should be designated under Section 1126(e) of the Bankruptcy Code.

4. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the Parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings relating to such subject matter including, without limitation, the Binding Term Sheet, dated February 6, 2006 between Redux and the Ageless Parties.

5. AMENDMENT. This Agreement may not be amended except by written document executed by the Parties hereto.

6. SUBJECT HEADINGS. Subject headings are included for convenience only and shall not be deemed part of this Agreement.

7. SEVERABILITY. If any provision of this Agreement shall be held unenforceable as applied to any circumstance, the remainder of this Agreement and the application of such provision to other circumstances shall be interpreted so as best to effect the intent of the Parties. The Parties further agree to replace any such unenforceable provision with an enforceable provision (and to take such other action) which will achieve, to the extent possible, the purposes of the unenforceable provision.

8. GOVERNING LAW; JURISDICTION; VENUE. This Agreement shall be governed by and construed under the laws of the State of California in force from time to time. The Parties hereto each, to the fullest extent it may effectively do so under applicable law, irrevocably (i) submit to the exclusive jurisdiction of any court of the State of California or the United States of America sitting in the County of Orange over any suit, action or proceeding arising out of or relating to this Agreement, (ii) waive and agree not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the establishment of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum, and (iii) agrees that a final judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon such Party and may be enforced in the courts of the United States of America or the State of California (or any other courts to the jurisdiction of which such Party is or may be subject) by a suit upon such judgment. In the event of litigation between the Parties, the prevailing party shall be entitled to reasonable attorneys fees and costs from the non-prevailing party.

9. MUTUAL GENERAL RELEASE. With the exception of the obligations set forth in this Agreement and the Note and attached Security Agreement, Balcombe, for herself and for Ageless, and for their partners, employees, agents, and attorneys and for the successors and assigns of the foregoing persons and entities hereby fully, forever and unconditionally releases, exonerates, waives, relinquishes, discharges, acquits, relieves and covenants not to sue or charge Redux or Naturade and their respective agents, employees, representatives, attorneys, stockholders, officers, directors, successors and assigns (collectively, "all related persons"), and all affiliated, parent and subsidiary corporations, and each of them, and all related persons connected therewith, from any and all rights, claims, demands, debts, obligations, liabilities, promises, acts, agreements, costs, expenses (including, but not limited to, attorneys' fees and costs), damages, disputes, controversies, actions and causes of action (including but not limited to the Florida litigation), of whatever kind or nature, in law or equity, whether known or unknown, suspected or unsuspected, potential or actual.

Redux, for itself and for Naturade, as of the effective date of the Plan, [trying to see if this works, prior to effectiveness doesn't work] and for their officers, directors, partners, employees, agents, and attorneys and for the successors and assigns of the

foregoing persons and entities hereby fully, forever and unconditionally releases, exonerates, waives, relinquishes, discharges, acquits, relieves and covenants not to sue or charge Balcombe and Ageless and their respective agents, employees, representatives, attorneys, stockholders, officers, directors, successors and assigns (collectively, "all related persons"), and each of them, and all related persons connected therewith, from any and all rights, claims, demands, debts, obligations, liabilities, promises, acts, agreements, costs, expenses (including, but not limited to, attorneys' fees and costs), damages, disputes, controversies, actions and causes of action (including but not limited to the Florida litigation), of whatever kind or nature, in law or equity, whether known or unknown, suspected or unsuspected, potential or actual.

10. PARTIES BOUND. This Agreement is binding on and shall inure to the benefit of the Parties and their respective successors, assign, heirs, and legal representatives.

11 COUNTERPARTS. This Agreement may be executed in one (1) or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument and a fax shall be legally effective and shall constitute an original for purposes of this Agreement.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

Naomi Balcombe

By: ______________________
Naomi Balcombe

The Ageless Foundation Inc.

By: ______________________
Naomi Balcombe as Trustee

Redux Holdings, Inc.

By: ______________________
Adam Michelin
Chairman and Chief Executive Officer

Foregoing persons and entities hereby fully, forever and unconditionally release, exonerates, waives, relinquishes, discharges, acquits, relieves and covenants not to sue or charge Balcombe and Ageless and their respective agents, employees, representatives, attorneys, stockholders, officers, directors, successors and assigns (collectively, "all related persons"), and each of them, and all related persons connected therewith, from any and all rights, claims, demands, debts, obligations, liabilities, promises, acts, agreements, costs, expenses (including, but not limited to, attorneys' fees and costs), damages, disputes, controversies, actions and causes of action (including but not limited to the Florida Litigation), of whatever kind or nature, in law or equity, whether known or unknown, suspected or unsuspected, potential or actual.

10. PARTIES BOUND. This Agreement is binding on and shall inure to the benefit of the Parties and their respective successors, assigns, heirs, and legal representatives.

11. COUNTERPARTS. This Agreement may be executed in one (1) or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument and a fax shall be legally effective and shall constitute an original for purposes of this Agreement.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

Naomi Balcombe

By: ___________________________
Naomi Balcombe

The Ageless Foundation Inc.

By: ___________________________

Redux Holdings, Inc.

By: ___________________________
Gary Curtis Cannon, Secretary

EXHIBIT A

DEPOSIT ESCROW AGREEMENT

This Escrow Agreement (**"Escrow Agreement"**) is entered into and effective on this 28th day of February, 2007 by and among Ervin, Cohen & Jessup (**"Escrow Agent"** or **"Agent"**), Naomi Balcombe (**"Balcombe"**), The Ageless Foundation, Inc., a Florida corporation (**"Ageless"**) (Balcombe and Ageless are collectively, referred to herein as the **"Ageless Parties"**) and Redux Holdings, Inc., a Nevada corporation (**"Redux"**) (Balcombe, Ageless and Redux may be referred to herein individually, as a **"Party"** and collectively, as **"Parties"**)

RECITALS:

A. Parties have entered into the Assignment of Claim Agreement (**"Assignment Agreement"**), Stock Escrow Agreement, the Promissory Note and this Escrow Agreement which are collectively referred to herein as the **"Transaction Agreements"**; and

B. Pursuant to the terms of the Assignment Agreement, Parties have requested the Escrow Agent to serve as the depository for the first payment under the Assignment Agreement of One Hundred Thousand Dollars ($100,000) (**"Collateral"**) pursuant to the terms of the Assignment Agreement and of this Escrow Agreement.

NOW THEREFORE, in consideration of the premises and understandings contained in this Escrow Agreement, the Parties and Escrow Agent agree as follows:

The terms of the Preamble and Recitals are incorporated herein.

(1) The Parties appoint and designate the Escrow Agent for the purposes set forth herein. The Escrow Agent acknowledges and accepts the appointment and designation. The Parties understand that the Escrow Agent, by accepting the appointment and designation, in no way endorses the merits of the Agreements.

(2) The obligations as Escrow Agent under this Escrow Agreement shall terminate upon the earlier to occur of (1) the entry of an order (**"Order"**) of the Bankruptcy Court relating to the Naturade, Inc. Bankruptcy, Inc. case (Case No. SA-06-11493-JR) filed in the United States Bankruptcy Court for the Central District of California, Santa Ana Division (**"Bankruptcy Court"**) on August 31, 2006 confirming the Plan (as defined in the Assignment Agreement) and Order being final and non-appealable (2) the entry of an order by the Bankruptcy Court denying the Plan or (3) June 1, 2007.

(3) The Escrow Agent shall be protected in acting on any written notice, request, waiver, consent, certificate, receipt, authorization, or other paper or document which the Escrow Agent believes to be genuine and what it purports to authorize the

release of the Collateral, so long as said authorization is either (i) signed by all Parties or (ii) an Order is issued by the Bankruptcy Court and a copy of said Order is presented by any Party to the Escrow Agent with appropriate authentication (collectively, "**Release Instructions**"); provided, however, that such an Order need not specifically order the Escrow Agent to act but could constitute an order confirming or denying the Plan and in either such case the Escrow Agent would take the steps specified in (5) below.

(4) The Escrow Agent may confer with legal counsel in the event of any dispute or questions as to the construction of any of the provisions of this Escrow Agreement, or the Agent's duties under this Escrow Agreement, and except for its duty to comply with the Release Instructions shall incur no liability and shall be fully protected in acting in good faith in accordance with the opinions and instructions of counsel.

(5) The Deposit shall be immediately and automatically released by the Deposit Escrow Agent to the Ageless Parties upon the entry of an order of the Bankruptcy Court ("**Order**") confirming the Plan amd such Order being final and anon-appealable prior to June 1, 2007 and the Escrow Agent shall be thereafter discharged of its duties. If the Bankruptcy Court enters an order denying confirmation of the Plan prior to June 1, 2007 or the Plan has been neither confirmed nor denied by an order of the Bankruptcy Court by June 1, 2007, the Deposit shall automatically be returned to Redux by the Deposit Escrow Agent, and the Escrow Agent shall thereafter be discharged of its duties. The Escrow Agent may resign for any reason upon five (5) business days' written notice to the Parties so long as another escrow agent agreeable to the Parties is appointed, the Collateral is transferred therewith and the replacement escrow agent signs an escrow agreement with the same terms as this Escrow Agreement.

(6) All notices and communications under this Escrow Agreement shall be in writing and shall be deemed to be duly given if sent by registered or certified mail, return receipt requested, to the respective addresses set forth herein. The Escrow Agent shall not be charged with knowledge of any fact, including but not limited to performance or non-performance of any condition, unless the Escrow Agent has actually received written notice thereof from the Parties or their authorized representatives clearly referring to this Escrow Agreement.

(7) The rights created by this Escrow Agreement shall inure to the benefit of, and the obligations created by this Escrow Agreement shall bind, the successors and assigns of the Escrow Agent and the Parties to this Escrow Agreement.

(8) This Escrow Agreement shall be construed and enforced according to the laws of the State of California and in the event of a dispute, Parties and Agent agree to submit to the jurisdiction of Orange County and agree to waive any defense of forum non-conveniens.

(9) This Escrow Agreement may be executed in several counterparts, which taken together shall constitute a single document.

(10) This Escrow Agreement constitutes the entire understanding and agreement of the Parties and Agent with respect to the transactions described here and supersedes all prior agreements or understandings, written or oral, between the Parties and Agent with respect to the transactions described here.

(11) If any provision of this Escrow Agreement is declared by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force and effect without being impaired or invalidated in any way.

IN AGREEMENT AND ACCEPTANCE OF THIS ESCROW AGREEMENT, THE AUTHORIZED REPRESENTATIVES OF THE PARTIES AND AGENT HEREBY AFFIX THEIR SIGNATURES TO THIS ESCROW AGREEMENT.

"PARTIES"

Naomi Balcombe

By: ______________________
Naomi Balcombe

The Ageless Foundation Inc.

By: ______________________
Naomi Balcombe as Trustee

Redux Holdings, Inc.

By: ______________________
Adam Michelin
Chairman and Chief Executive Officer

"ESCROW AGENT"

ERVIN, COHEN & JESSUP

By: ______________________
NAME: ERIC M. HELLER
TITLE: ASSOCIATE ATTORNEY

(10) This Escrow Agreement constitutes the entire understanding and agreement of the Parties and Agent with respect to the transactions described here and supersedes all prior agreements or understandings, written or oral, between the Parties and Agent with respect to the transactions described here.

(11) If any provision of this Escrow Agreement is declared by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force and effect without being impaired or invalidated in any way.

IN AGREEMENT AND ACCEPTANCE OF THIS ESCROW AGREEMENT, THE AUTHROIZED REPRESENTATIVES OF THE PARTIES AND AGENT HERE BY AFFIX THEIR SIGNATURES TO THIS ESCROW AGREEMENT

"PARTIES"

Naomi Balcombe

By: ______________________
Naomi Balcombe

The Ageless Foundation Inc.

By: ______________________
Naomi Balcombe, Trustee

Redux Holdings, Inc.

By: ______________________
Gary Curtis Cannon, Secretary

"ESCROW AGENT"

ERVIN, COHEN & JESSUP

By: ______________________
Name: ______________________
Title: ______________________

<u>EXHIBIT B</u>

PROMISSORY NOTE

PROMISSORY NOTE

U.S. $150,000.00

Miami, Florida
February 28, 2007

FOR VALUE RECEIVED, Redux Holdings, Inc., a Nevada corporation (the "**Maker**"), intending to be legally bound, hereby promises to pay to the order of NAOMI BALCOMBE, an individual and The Ageless Foundation, Inc., a Florida corporation ("**Ageless Foundation**") (collectively, the "**Payees**"), located at 4815 SW 95th Terr, Gainesville, FL 32608 the principal sum of One Hundred and Fifty Thousand and No/100 Dollars ($150,000.00) ("**Principal**"), together with interest on the unpaid balance outstanding from time to time at the rate set out below (the "**Note**"). Interest will accrue on the outstanding unpaid principal balance for each day that any amount is outstanding and will continue to accrue until this Note is paid in full.

1. **Payment of Interest and Principal.**

The Undersigned shall pay this Note as follows:

(a) The interest rate on this Note will be fixed at six percent (6%) per annum ("**Interest**"). Interest shall be calculated on this Note on the basis of a 360 day year and 30 day months and therefore interest will be payable in twelve equal monthly installments. Interest will be payable on the first day of each and every month that this Note is outstanding. Interest will begin accruing on the date the Plan is confirmed by the Bankruptcy Court, as described immediately below.

(b) The first and final payment of Principal in the amount of $150,000 will become due and payable on the one year anniversary of the entry of an order of the Bankruptcy Court ("**Order**") in the matter of Naturade, Inc., ("Naturade") Bankruptcy, Case No. SA-06-11493-JR filed in the United States Bankruptcy Court for the Central District of California, Santa Ana Division ("**Bankruptcy Court**") confirming Naturade's Fifth Amended Plan of Reorganization ("**Plan**") and such Order being final and non-appealable ("**One Year Anniversary**"). If the Plan is not confirmed by June 1, 2007 or the Bankruptcy Court enters an order denying confirmation of the Plan, this Note will be null and void and no Principal and/or Interest shall be due.

(c) **Late Payment Penalty.** In the event the payments of the Principal and/or Interest are not tendered on the respective due dates, the Principal and Interest shall be subject to a payment penalty of twelve percent (12%) interest on said unpaid amounts.

(d) **Prepayment.** The Maker may prepay this Note in whole at any time, or in part from time to time, without penalty or premium upon five (5) days prior written notice to Payees, but on the date of payment, the Maker shall be responsible for payment of the Principal and all accrued Interest through the date of payment.

This Note shall be secured by 65,000 shares of common stock of the Maker (**"Stock"**) pursuant to a Security Agreement pledging such Stock (the **"Security Agreement"**), a copy of which is attached hereto and incorporated herein as Exhibit A.

2. **Form of Payment; Payments Due on Non-Business Days.** Any payment to be made hereunder shall be payable in lawful money of the United States of America to Payees to such domestic account as Payees may designate, in same day funds. If any payment of Principal or Interest on this Note shall become due on a Saturday, Sunday or legal holiday under the laws of the State of Florida, such payment shall be made on the next succeeding business day.

3. **Default.**

(a) **Event of Default.** An "Event of Default" hereunder shall mean the occurrence of any of the following described events:

(i) Any installment of Interest is not paid when due hereunder;

(ii) The Principal is not paid on the Anniversary Date.

(iii) An involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereinafter in effect shall be commenced against the Maker and petition shall not be dismissed, stayed, bonded or discharged within thirty (30) days after commencement of the case; or a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Maker in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereinafter in effect, or any other similar relief shall be granted under any applicable federal, state, local or foreign law;

(iv) A decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Maker or any substantial part of the property of the Maker shall be entered; or an interim receiver, trustee or other custodian of the Maker or over all or any substantial part of the property of the Maker shall be appointed or a warrant of attachment, execution or similar process against any substantial part of the property of the Maker shall be issued and any such event shall not be stayed, dismissed, bonded or discharged within sixty (60) days after entry, appointment or issuance; or

(v) The Maker shall (A) commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, (B) consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, (C) consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property, (D) make any assignment for the benefit of creditors or (E) take any action to authorize any of the foregoing; or

(b) **Rights and Remedies.** Upon the occurrence of an Event of Default, Maker shall have ten (10) days after receipt of written notice from Payees of an Event of Default in which to cure the stated Event of Default. If Maker cures the Event of Default within the allotted ten (10) day cure period, the cured Event of Default will be deemed to have not occurred. If Maker fails to cure an Event of Default within the ten (10) day cure period, all Principal and Interest under this Note will become immediately due and payable without demand, protest or notice of any kind, all of which are expressly waived, and Payees may exercise any and all rights and remedies available to them under the Note, the Security Agreement and applicable law, including, without limitation, the right to collect from Maker all sums due under this Note and the right to an immediate transfer of the Stock to Payees. The rights and remedies of Payees under this Note shall be cumulative and not alternative.

(c) **Waiver and Consent.** The Maker and any endorsers or guarantors of this Note hereby waive protest, presentment for payment, demand for payment, notice of nonpayment, and protest of dishonor and consent to and waive notice of any one or more extensions, renewals or modifications of this Note or of any installment of principal or interest, granted by Payees, whether on one or more occasions. The Maker of this Note authorizes any attorney at law to appear in any court of record of the State of Florida, California or any State in the United States at any time after this Note becomes due, whether by acceleration or otherwise, for the amount of principal then appearing due upon this Note and to release all errors and waive all right of appeal.

WARNING – BY SIGNING THIS NOTE MAKER HEREBY GIVES UP ITS RIGHTS TO NOTICE AND COURT TRIAL. IF MAKER DOES NOT PAY THE NOTE BEFORE THE DUE DATE, A COURT JUDGMENT MAY BE TAKEN AGAINST MAKER WITHOUT MAKER'S PRIOR KNOWLEDGE AND THE POWERS OF A COURT MAY BE USED TO COLLECT FROM MAKER.

4. **Notice.** All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including facsimile communications) and be mailed or delivered by a commercial delivery service, as to each Party hereto, at its address set forth below or at such other address as shall be designated by such Party in a written notice to the Parties hereto. Such notice shall be delivered:

If to Maker:	Redux Holdings, Inc. 1172 San Vicente Boulevard, Suite 300 Los Angeles, CA 90040
With a copy to:	Gary Cannon, Esq., Attorney at Law 11838 Glenhope Road

San Diego, CA 92128

If to Payees: Naomi Balcombe
c/o Steve I. Silverman, Esq._______
Kluger, Peretz, Kaplan & Berlin, P.L.
201 South Biscayne Blvd
Seventeenth Floor
Miami, Florida 33131

The Ageless Foundation, Inc.
c/o Steve I. Silverman, Esq._______
Kluger, Peretz, Kaplan & Berlin, P.L.
201 South Biscayne Blvd
Seventeenth Floor
Miami, Florida 33131

With a copy to: Steve I. Silverman, Esq.
Kluger, Peretz, Kaplan & Berlin, P.L.
201 South Biscayne Blvd
Seventeenth Floor
Miami, Florida 33131

All such notices and communications shall be effective, in the case of notice by mail, on the earlier of the date of receipt or three (3) business days after being deposited in the mails, and in the case of delivery by a commercial delivery service, when delivered, in each case addressed as aforesaid.

5. __Successors and Assigns__. Whenever in this Note reference is made to Payees or the Maker, such reference shall be deemed to include, as applicable, a reference to their respective successors and assigns. The provisions of this Note shall be binding upon and inure to the benefit of said successors and assigns. The Maker may not delegate or otherwise transfer its obligations hereunder to any other person or entity. Payees (and any successive assignee or transferee) from time to time may assign or otherwise transfer all or any portion of his rights hereunder to any other person or entity.

6. __Governing Law/Submission to Jurisdiction__. This Note is being delivered and is intended to be performed in the State of California, and shall be construed and enforced in accordance with the internal substantive laws thereof, without regard to the conflict of laws rules thereof. The Maker and any other person who may become liable for the payment hereof jointly and severally, irrevocably and unconditionally, (a) agree that any suit, action, or other legal proceeding arising out of or relating to this Note may be brought, at the option of Payees, in a court of record of the State of California at Payee's election in Orange County, in the United

States District Court in Orange County, California, or in any other court of competent jurisdiction; (b) consent to the jurisdiction of each such court in any such suit, action or proceeding; and (c) waive any objection which it or they may have to the laying of venue of any such suit, action, or proceeding in any of such courts.

7. Usury Laws. It is the intention of the Maker and Payees hereof to conform strictly to the usury laws now hereafter in force in the State of California, and any interest payable under this Note shall be subject to reduction to the amount not in excess of the maximum non-usurious amount allowed under the usury laws of the State of California as now or hereafter construed by the courts having jurisdiction over such matters. If such interest does exceed the maximum legal rate, it shall be deemed a mistake and such excess shall be canceled automatically and, if theretofore paid, rebated to the Maker or credited to the principal amount of this Note, or if this Note has been repaid, then such excess shall be rebated to the Maker.

8. Amendment and Waiver. Except as otherwise provided herein, no amendment, modification, termination or waiver hereof shall be effective unless the same shall be in writing, signed by Payees and consented to in writing by the Maker, and then only in the specific instance and for the specific purpose for which given. Neither the failure nor any delay in exercising any right, power or privilege under this Note will operate as a waiver of such right, power or privilege and not single or partial exercise of any such right, power or privilege by Payees will preclude any other or further exercise of such right, power or privilege.

9. Attorneys' Fees. The Maker shall immediately pay, upon demand, all costs of collection including, without limitation, attorneys' fees and legal expenses of Payees at all pre-trial, trial and appellate levels, if all or any portion of this Note is not paid when due, whether or not legal proceedings are commenced

10. Time is of the Essence. Time is of the essence for the performance by the Maker of the obligations set forth in this Note.

11. Severability. If any provision of this Note is held invalid or unenforceable by a court of competent jurisdiction, the other provisions of this Note will remain in full force and effect. Any provision of this Note held invalid or unenforceable only in part or degree will remain in full force and effect.

12. Interpretation. The Parties hereto have participated jointly in the negotiations and drafting of this Note. In the event an ambiguity or question of intent or interpretation arises, this Note shall be construed as if drafted jointly by the Parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provisions of this Note.

Redux Holdings, Inc.

By: ______________________

Secretary

EXHIBIT A

SECURITY AGREEMENT

SECURITY AGREEMENT

THIS SECURITY AGREEMENT ("**Security Agreement**") is entered into by and among Redux Holdings, Inc. ("**Debtor**") and Naomi Balcombe and The Ageless Foundation, Inc. (collectively, "Secured Party") (Debtor and Secured Party may be individually referred to herein, as a "**Party**" and collectively, as "**Parties**").

1. Transfer of Title; Grant of Security Interest:

On [February] [28], 2007 Debtor entered into a promissory note ("**Note**") with Secured Party, whereby Debtor agreed to pay to Secured Party the total amount of One Hundred and Fifty Thousand Dollars ($150,000) together with interest at the rate of six percent (6%) per annum ("**Debt**"). A copy of the Note is attached hereto and incorporated herein as Exhibit A. As a condition to the execution of the Note, Debtor is required to execute and deliver this Security Agreement and to pledge hereunder 65,000 shares of common stock in Redux Holdings, Inc. ("**Stock**") as security for the payment of the Note and all of the other obligations of Debtor under the Assignment of Claim Agreement among the Parties (collectively, the Note, this Security Agreement and the Assignment of Claim Agreement are referred to herein collectively, as "**Documentation**").

As security for the due and punctual payment by Debor of the obligations under the Documentation (collectively, the "**Secured Obligations**"), Debtor hereby pledges and assigns to Secured Party all of the Stock to be held in escrow by Ervin, Cohen & Jessup ("**Escrow Agent**") pursuant to the terms of the Escrow Agreement, a copy of which is attached hereto as Exhibit B. and grants to Secured Party a first priority security interest in the Stock and the proceeds thereof.

Simultaneously with the execution of this Security Agreement, Debtor is delivering to Secured Party's Escrow Agent a stock certificate representing the Stock, of which the Stock certificate shall be registered in the name of Naomi Balcombeaccompanied by any other documents necessary to cause Secured Party to have a good, valid, and perfected first pledge of, lien on, and security interest in the Stock, free and clear of any mortgage, pledge, lien, security interest, hypothecation, assignment, charge, right, encumbrance, or restriction. Secured Party hereby confirms its Escrow Agent's receipt of the Stock certificate and agrees to hold the Stock in accordance with the terms of this Security Agreement and in accordance with the terms and conditions of the Documentation and Escrow Agreement. If the Plan (as defined in the Note) is not confirmed by June 1, 2007 or the Bankruptcy Court (as defined in the Note) enters an order denying confirmation of the Plan, this Security Agreement (and the Documentation) will be null and void and the Stock will be returned to Debtor.

2. Other Agreements:

Debtor represents and warrants as further consideration for the Note and this Security Agreement, that it has not and that it will not during the period that it continues to be indebted to Secured Party enter into any agreements of any kind or description, the effect of which will create any rights or liens upon the Stock or any other personal property of Debtor subject to this lien in favor of any person, firm, partnership, corporation, or unincorporated association, other than Secured Party, without the prior written consent of the Secured Party.

3. Duties of Secured Party: Other than the exercise of the highest degree of care to ensure the safe and secure custody of the Stock while held by Secured Party hereunder, Secured Party shall have no responsibility for or obligation or duty with respect to all or any part of the Stock or any matter or proceeding arising out of or relating thereto, including, without limitation, any obligation or duty to collect any sums due in respect thereof or to protect or preserve any rights pertaining thereto.

4. Default:

Time is of the essence hereof; and default shall be defined as (i) payment of the Debt when due of all or any part of the indebtedness hereby secured is not rendered, (ii) if default is made in the performance of any other agreements herein contained or hereafter executed by Debtor and delivered to Secured Party including, without limitation, the Documentation and the same is not corrected within ten (10) days after written notice thereof by Secured Party to Debtor, (iii) if Debtor shall be adjudicated a bankrupt or shall make any assignment for the benefit of creditors, or a receiver, trustee, or custodian is appointed by a Court of competent jurisdiction of any part thereof and such appointment is not appealed within ten (10) days, the entire indebtedness secured hereby immediately shall be due and payable at the option of Secured Party without further notice or demand; or (iv) Debtor's, dissolution, or other termination of existence, merger or consolidation with another the result of which is the reduction of the consolidated net worth of Debtor, insolvency, forfeiture of right to do business, business failure; appointment of a receiver of any part of the property of debtor; the calling of any meetings of or the assignment for the benefit of creditors by Debtor, or the commencement of any proceedings under any bankruptcy or insolvency laws by or against Debtor or any guarantor or surety for debtor. Thereupon Secured Party shall have the right to take immediate possession of the Stock and personal property subject to the lien herein provided for, and may at Secured Party's option, retain possession of said Stock and personal property or sell the Stock and personal property at a public or private sale; and after deducting all of the costs and expenses, including reasonable attorney's fees, from the proceeds of any such sale, the residue shall be applied to the payment of any indebtedness of Debtor to Secured Party; provided however, that whenever and so long as Debtor shall be and remain current and not be in default in their payments and obligations hereunder, or under any other instrument or document heretofore, concurrently or hereafter executed by Debtor to Secured Party including, without

limitation, the Documentation, Secured Party shall not be privileged to exercise any of the seizure, distraint, or confiscatory powers enumerated above, or change his procedure, or do any act to embarrass or cripple Debtor. Secured Party may become a purchaser at any public sale so held. Nothing herein contained shall restrict or be construed to prevent Secured Party from intervening or being made a party to any of the above proceedings at any time to determine his rights.

5. Waiver:

The failure or delay of Secured Party to exercise or enforce any rights, liens, powers, or remedies hereunder, or under any of the aforesaid instruments, notes, or other Documentation or security or collateral shall not operate as a waiver of such rights, liens, powers, and remedies but all such rights, liens, powers, and remedies shall continue in full force and effect until all sums, obligations, liabilities, or indebtedness owing or to become owing from Debtor to Secured Party shall have been fully paid, and all rights, liens, powers, and remedies herein provided are cumulative and none is exclusive.

6. Parties Bound by Agreement:

This Security Agreement shall bind Debtor, its heirs, executors, officers, directors, shareholders, agents, subsidiaries, parent, affiliates and administrators, and shall inure to the benefit of Secured Party, their successors, heirs, beneficiaries, personal representatives and assigns. If Secured Party assigns this Security Agreement, Debtor agrees not to assert any claim that they may have against Secured Party as a defense or counterclaim to any action for payment due or for possession that any assignee of this Security Agreement may bring.

7. Governing Law:

This Agreement shall be construed and enforced in accordance with the laws of the State of California.

8. Headings of Paragraphs:

The headings of paragraphs used within this Agreement are included solely for the convenience and reference of the reader. They shall have no significance in the interpretation or construction of this Agreement.

9. Severability:

If any portion, provision or part of this Agreement is held, determined or adjudicated to be invalid, unenforceable or void for any reason whatsoever, each such portion, provision or part shall be severed from the remaining portions, provisions or parts of this Agreement and shall not affect the validity or enforceability of such remaining portions, provisions or parts.

This Security Agreement constitutes the entire agreement between the Parties. There are no oral representations, understandings, or warranties. All Parties who sign as Debtors shall be held to be jointly and severely liable under this Security Agreement.

Executed on this 28th day of February, 2007.

SECURED PARTY

By: ____________________
Naomi Balcombe

SECURED PARTY

The Ageless Foundation, Inc.

By: ____________________
Naomi Balcombe, as Trustee

DEBTOR

Redux Holdings, Inc.

By ____________________

Adam Michelin
Chairman and Chief Executive Officer

This Security Agreement constitutes the entire agreement between the Parties. There are no oral representations, understandings, or warranties. All Parties who sign as Debtors shall be held to be jointly and severely liable under this Security Agreement.

Executed on this 28th day of February, 2007.

SECURED PARTY

By: ________________________
Naomi Balcombe

SECURED PARTY

The Ageless Foundation, Inc.

By ____________________________
Naomi Balcombe, as Trustee

DEBTOR

Redux Holdings, Inc.

By: ____________________________
Gary Curtis Cannon, Secretary

EXHIBIT A

PROMISSORY NOTE

EXHIBIT B

STOCK ESCROW AGREEMENT

This Escrow Agreement (**"Escrow Agreement"**) is entered into and effective on this [28th] day of February, 2007 by and among Ervin, Cohen & Jessup (**"Escrow Agent"** or **"Agent"**), Naomi Balcombe (**"Balcombe"**) and The Ageless Foundation Inc., a Florida corporation (**"Ageless"**) (Balcombe and Ageless are collectively, referred to herein as the **"Ageless Parties"**) and Redux Holdings, Inc., a Nevada corporation (**"Redux"**) (Balcombe, Ageless and Redux may be referred to herein individually, as a **"Party"** and collectively, as **"Parties"**)

RECITALS:

A. Parties have entered into the Assignment of Claim Agreement (**"Assignment Agreement"**), Deposit Escrow Agreement, Promissory Note (**"Note"**) in the amount of One Hundred and Fifty Thousand Dollars (**"Amount"**), Security Agreement and this Escrow Agreement which are collectively referred to herein as the **"Transaction Agreements"**; and

B. Pursuant to the terms of the Assignment Agreement and Security Agreement, Parties have requested the Escrow Agent to serve as the depository for Sixty Five Thousand (65,000) Shares of Common Stock of Redux (**"Stock"**) in the form of Stock Certificate Number [2091] (**"Stock Certificate"**) as security for the payment of the Note with said Stock Certificates registered in the name of Naomi Balcombe accompanied by any other documents necessary to cause the Ageless Parties to have a good, valid, and perfected first pledge of, lien on, and security interest in the Stock, free and clear of any mortgage, pledge, lien, security interest, hypothecation, assignment, charge, right, encumbrance, or restriction pursuant to the terms of this Escrow Agreement and the terms of the Assignment Agreement.

NOW THEREFORE, in consideration of the premises and understandings contained in this Escrow Agreement, the Parties and Escrow Agent agree as follows:

The terms of the Preamble and Recitals are incorporated herein.

(1) The Parties appoint and designate the Escrow Agent for the purposes set forth herein. The Escrow Agent acknowledges and accepts the appointment and designation. The Parties understand that the Escrow Agent, by accepting the appointment and designation, in no way endorses the merits of the Agreements.

The obligations as Escrow Agent under this Escrow Agreement shall terminate upon payment in full of the Note, provided, however, that if the Plan (as defined in the Note) is not confirmed by June 1, 2007 or the Bankruptcy Court (as defined in the Note) enters an order denying confirmation of the Plan, this Escrow Agreement (and the other Transaction Docuemnts) will be null and void and the Stock will be returned to Redux.

(2)

(3) The Escrow Agent shall be protected in acting on any written notice, request, waiver, consent, certificate, receipt, authorization, or other paper or document which the Escrow Agent believes to be genuine and what it purports to authorize the release of the Stock and Escrow Agent shall be required to release the Stock to the Ageless Parties so long as said authorization is either (i) signed by all Parties, or (ii) an Event of Default (as such term is defined in the Note and Security Agreement) occurs with respect to the payment of the Principal and Interest (defined in the Note) under the terms of the Note and Escrow Agent receives notice of said Event of Default from the Ageless Parties, which notice further specifies that any time period to cure such Event of Default has elapsed. (collectively, "**Release Instructions**").

(4) The Escrow Agent may confer with legal counsel in the event of any dispute or questions as to the construction of any of the provisions of this Escrow Agreement, or the Agent's duties under this Escrow Agreement, and except for its duty to comply with the Release Instructions shall incur no liability and shall be fully protected in acting in good faith in accordance with the opinions and instructions of counsel.

(5) The Stock shall be released by the Escrow Agent to the Ageless Paries upon the occurrence of a Default as defined in the Security Agreement/

(6) The Escrow Agent my resign for any reason upon five (5) business days written notice to the Parties so long as another escrow agent agreeable to the Parties is appointed, the Stock is transferred therewith and the replacement escrow agent signs an escrow agreement with the same term as this Escrow Agreement

(7) All notices and communications under this Escrow Agreement shall be in writing and shall be deemed to be duly given if sent by registered or certified mail, return receipt requested, to the respective addresses set forth herein. The Escrow Agent shall not be charged with knowledge of any fact, including but not limited to performance or non-performance of any condition, unless the Escrow Agent has actually received written notice thereof from the Parties or their authorized representatives clearly referring to this Escrow Agreement.

(8) The rights created by this Escrow Agreement shall inure to the benefit of, and the obligations created by this Escrow Agreement shall bind, the successors and assigns of the Escrow Agent and the Parties to this Escrow Agreement.

(9) This Escrow Agreement shall be construed and enforced according to the laws of the State of California and in the event of a dispute, Parties and Agent agree to submit to the jurisdiction of the OrangeCounty Court and agree to waive any defense of forum non-convenicns.

(10) This Escrow Agreement may be executed in several counterparts, which taken together shall constitute a single document.

(11) This Escrow Agreement constitutes the entire understanding and agreement of the Parties and Agent with respect to the transactions described here and supersedes all prior agreements or understandings, written or oral, between the Parties and Agent with respect to the transactions described here.

(12) If any provision of this Escrow Agreement is declared by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force and effect without being impaired or invalidated in any way.

[*signature page follows*]

IN AGREEMENT AND ACCEPTANCE OF THIS ESCROW AGREEMENT, THE AUTHORIZED REPRESENTATIVES OF THE PARTIES AND AGENT HEREBY AFFIX THEIR SIGNATURES TO THIS ESCROW AGREEMENT.

"PARTIES"

Naomi Balcombe

By: [signature]
Naomi Balcombe

The Ageless Foundation Inc.

By: [signature]
Naomi Balcombe
President

Redux Holdings, Inc.

By:____________________
Adam Michelin
Chairman and Chief Executive Officer

"ESCROW AGENT"

ERVIN, COHEN & JESSUP

By: [signature]
Print Name: ERIC M. HELLER
Print Title: ASSOCIATE ATTORNEY

IN AGREEMENT AND ACCEPTANCE OF THIS ESCROW AGREEMENT, THE AUTHORIZED REPRESENTATIVES OF THE PARTIES AND AGENT HEREBY AFFIX THEIR SIGNATURES TO THIS ESCROW AGREEMENT.

"PARTIES"

Naomi Balcombe

By: ______________________
Naomi Balcombe

The Ageless Foundation Inc.

By: ______________________
Naomi Balcombe
President

Redux Holdings, Inc.

By: ______________________
Gary Curtis Cannon
Secretary

"ESCROW AGENT"

ERVIN, COHEN & JESSUP

By: ______________________
Print Name:
Print Title:

Incorporated under the Laws of the State of Nevada
Authorized 100,000,000 shares of common stock at par value $0.001

NUMBER 2091

SHARES **65,000**

REDUX HOLDINGS

CUSIP 757740 10 5

SEE REVERSE FOR CERTAIN DEFINITIONS

This Certifies that ***NAOMI BALCOMBE AND THE AGELESS FOUNDATION INC.***

The shares of stock represented by this Certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold or otherwise transferred unless compliance with the registration provisions of such Act has been made or unless availability of an exemption from such registration provisions has been established, or unless sold pursuant to Rule 144 under the Securities Act of 1933.

is the Owner of ***SIXTY FIVE THOUSAND ***

Fully paid and non-assessable shares of Common Stock of

REDUX HOLDINGS, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
This certificate is not valid unless countersigned by the Transfer Agent.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated March 1, 2007

President

REDUX HOLDINGS, INC.
CORPORATE
SEAL

COUNTERSIGNED
INTEGRITY STOCK TRANSFER
HENDERSON, NV

BY ______________
Authorized Signature